Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 12 – Commitments and Contingencies

Commitments

Operating Leases and Purchase Commitments

Future minimum payments for non-cancelable operating leases and purchase commitments are summarized below:

(in millions)	Operating Leases	Purchase Commitments
Year Ending December 31,
2017	$2,417	$2,011
2018	2,118	977
2019	1,832	841
2020	1,511	704
2021	1,102	626
Thereafter	2,188	960
Total	$11,168	$6,119

Operating Leases

We have operating leases for cell sites, switch sites, retail stores and office facilities with contractual terms expiring through 2026.

The majority of cell site leases have an initial non-cancelable term of five years to ten years with several renewal options. Historically, our assessment of cell site lease terms included renewal options on certain cell site leases which were reasonably assured of exercise and we had included such renewal options in the future minimum lease payments presented in the Operating Lease and Purchase Commitments table, above. As of December 31, 2016, we have updated the future minimum lease payments for all cell site leases presented above to include only payments due for the initial non-cancelable lease term as they represent the payments which we cannot avoid at our option and also correspond to our lease term assessment for new leases. This update had the effect of reducing our contractual operating lease commitments included in the table above by $4.6 billion as of December 31, 2016.

In addition, we have operating leases for dedicated transportation lines with varying expiration terms through 2026.

As of December 31, 2016, we were contingently liable for future ground lease payments related to the tower obligations. These contingent obligations are not included in the above table as the amounts due are contractually owed by CCI based on the subleasing arrangement. See Note 8 – Tower Obligations for further information.

Total rent expense under operating leases, including dedicated transportation lines, was $2.8 billion, $2.8 billion and $3.0 billion for the years ended December 31, 2016, 2015 and 2014, respectively, and is classified as Cost of services and Selling, general and administrative in our Consolidated Statements of Comprehensive Income.

Purchase Commitments

We have commitments for non-dedicated transportation lines with varying expiration terms through 2028. In addition, we have commitments to purchase spectrum licenses, handsets, network services, equipment, software, marketing sponsorship agreements and other items in the ordinary course of business, with various terms through 2028. These amounts are not reflective of our entire anticipated purchases under the related agreements, but are determined based on the non-cancelable quantities or termination amounts to which we are contractually obligated.

Related-Party Commitments

In 2016, T-Mobile USA entered into three purchase agreements with Deutsche Telekom under which T-Mobile USA may, at its option, issue and sell to Deutsche Telekom certain Senior Notes. The purchase agreements were amended in October 2016. See Note 7 – Debt for further information.

In January 2017, T-Mobile USA borrowed $4.0 billion under a secured term loan facility (“Incremental Term Loan Facility”) with Deutsche Telekom to refinance $1.98 billion of outstanding secured term loans under its Term Loan Credit Agreement dated November 9, 2015, with the remaining net proceeds from the transaction intended to be used to redeem callable high yield debt. The loans under the Incremental Term Loan Facility were drawn in two tranches on January 31, 2017 (i) $2.0 billion of which will bear interest at a rate equal to a per annum rate of LIBOR plus a margin of 2.00% and will mature on November 9, 2022 and (ii) $2.0 billion of which will bear interest at a rate equal to a per annum rate of LIBOR plus a margin of 2.25% and will mature on January 31, 2024. The Incremental Term Loan Facility increases Deutsche Telekom’s incremental term loan commitment provided to T-Mobile USA under that certain First Incremental Facility Amendment dated as of December 29, 2016 from $660 million to $2.0 billion and provides to T-Mobile USA an additional $2.0 billion incremental term loan commitment. See Note 14 – Subsequent Events for further information.

In December 2016, T-Mobile USA also entered into a $2.5 billion revolving credit facility with Deutsche Telekom which comprised of (i) a three-year $1.0 billion senior unsecured revolving credit agreement and (ii) a three-year $1.5 billion senior secured revolving credit agreement. As of December 31, 2016, there were no outstanding borrowings under the revolving credit facility. See Note 7 – Debt for further information.

Contingencies and Litigation

We are involved in various lawsuits, claims, government agency investigations and enforcement actions, and other proceedings (“Litigation Matters”) that arise in the ordinary course of business, which include numerous court actions alleging that we are infringing various patents. Virtually all of the patent infringement cases are brought by non-practicing entities and effectively seek only monetary damages, although they occasionally seek injunctive relief as well. The Litigation Matters described above have progressed to various stages and some of them may proceed to trial, arbitration, hearing or other adjudication that could include an award of monetary or injunctive relief in the coming 12 months, if they are not otherwise resolved. We have established an accrual with respect to certain of these matters, where appropriate, which is reflected in the consolidated financial statements but that we do not consider, individually or in the aggregate, material. An accrual is established when we believe it is both probable that a loss has been incurred and an amount can be reasonably estimated. For other matters, where we have not determined that a loss is probable or because the amount of loss cannot be reasonably estimated, we have not recorded an accrual due to various factors typical in contested proceedings, including but not limited to: uncertainty concerning legal theories and their resolution by courts or regulators; uncertain damage theories and demands; and a less than fully developed factual record. While we do not expect that the ultimate resolution of these proceedings, individually or in the aggregate will have a material adverse effect on our financial position, an unfavorable outcome of some or all of these proceedings could have a material adverse impact on results of operations or cash flows for a particular period. This assessment is based on our current understanding of relevant facts and circumstances. As such, our view of these matters is subject to inherent uncertainties and may change in the future.